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                                                                   10(a)(iv)(11)

                      ASSIGNMENT AND ASSUMPTION OF CONTRACT


         This Assignment and Assumption of Contract is entered into as of the 25th day of September, 2000, by and between DELTA QUEEN COASTAL VOYAGES, L.L.C. (f/k/a Coastal Queen Holdings, L.L.C.), a Delaware limited liability company, ("Assignor") and CAPE MAY LIGHT, L.L.C. and CAPE COD LIGHT, L.L.C., Delaware limited liability companies (individually, "Assignee" and collectively, "Assignees").


                                   WITNESSETH:


         WHEREAS, Assignor is the Owner under that certain Construction Contract for Coastal Queen Class Vessel ("Contract") dated as of May 1, 1999, as amended, by and between Assignor and Atlantic Marine, Inc., a Florida corporation, as Shipyard, for the construction of two Coastal Queen Class vessels.


         WHEREAS, Assignor desires to assign all of its right, title and interest in, to and under the Contract to: (i) Cape May Light, L.L.C., as Assignee, as to Hull No. 4242, known as cv Cape May Light; and (ii) Cape Cod Light, L.L.C., as Assignee, as to Hull No. 4243, known as cv Cape Cod Light; and Assignees desire to accept such assignment.



         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignees agree as follows:


         1. Transfer of Interest. Assignor hereby sells, transfers, sets over and assigns to Cape May Light, L.L.C., as to Hull No. 4242, and to Cape Cod Light, L.L.C., as to Hull No. 4243, all of its right, title and interest in, to and under the Contract.


         2. Acceptance. Assignees hereby accept said assignment, assume and agree to perform all of the undertakings, covenants and conditions of the Contract to be performed by Assignor thereunder and assume all of Assignor's obligations thereunder; provided, however that Assignor shall remain liable under the Contract.


         3. Successors and Assigns. This instrument shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this instrument on the date and year first above written.


ASSIGNOR                              ASSIGNEES:

DELTA QUEEN COASTAL VOYAGES,          CAPE MAY LIGHT, L.L.C., a Delaware
L.L.C., a Delaware limited            limited liability company
liability company

By:    The Delta Queen Steamboat      By:    Delta Queen Coastal Voyages,
       Co., a Delaware corporation           L.L.C., a Delaware limited
       and its Managing Member               liability company and its
                                             Managing Member

                                             By:  The Delta Queen Steamboat
                                                  Co., a  Delaware corporation
       By:     /s/ Jordan B. Allen                and its Managing Member
             -----------------------
             Name:  Jordan B. Allen
             Title:  Executive Vice
             President
                                                  By:     /s/ Jordan B. Allen
                                                         -----------------------
                                                         Name:  Jordan B. Allen
                                                         Title:  Executive Vice
                                                               President


                                      CAPE COD LIGHT, L.L.C., a Delaware
                                      limited liability company

                                      By:   Delta Queen Coastal Voyages, a
                                            Delaware limited liability company
                                            and its Managing Member

                                                 By: The Delta Queen Steamboat
                                                     Co., a Delaware corporation
                                                     and its Managing Member



                                                     By:  /s/ Jordan B. Allen
                                                         -----------------------
                                                         Name:  Jordan B. Allen
                                                         Title:  Executive Vice
                                                                President

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